Exhibit 4.8

RUCKUS WIRELESS, INC.

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

February 3, 2012

RUCKUS WIRELESS, INC.

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of February 3, 2012, by and among RUCKUS WIRELESS, INC., a Delaware corporation (the “Company”) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series G Preferred Stock (the “Series G Stock”), pursuant to that certain Series G Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock (the “Prior Preferred Stock”);

WHEREAS, the Prior Investors and the Company are parties to a Fifth Amended and Restated Investor Rights Agreement dated September 2, 2009, as amended October 3, 2011 (the “Prior Agreement”);

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(b) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

(d) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(e) “IntelliNet” means IntelliNet Technologies, Inc., a Florida corporation.

(f) “IntelliNet Asset Purchase Agreement” means that certain Asset Purchase Agreement dated as of September 30, 2011 by and between the Company and IntelliNet.

(g) “IntelliNet Securities” means Common Stock of the Company issued to IntelliNet pursuant to the IntelliNet Asset Purchase Agreement.

(h) “Meritech” means Meritech Capital Partners IV, L.P. and its affiliates.

(i) “Meritech Securities” means Common Stock of the Company purchased by Meritech pursuant to the Secondary Stock Purchase Agreement.

(j) “Qualified IPO” shall have the meaning set forth in the Restated Charter.

(k) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(l) “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of the Shares, (b) the IntelliNet Securities, (c) the Meritech Securities and (d) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities; provided, however, that for purposes of Sections 2.2, 2.4, 3 and 4, the IntelliNet Securities shall not be deemed Registrable Securities, and neither IntelliNet nor any permitted transferee or assignee of the IntelliNet Securities (by virtue of such transfer or assignment) shall be deemed either a Holder or Major Investor; provided, further, that for purposes of Sections 2.2, 2.4 and 4 the Meritech Securities shall not be deemed Registrable Securities, and neither Meritech nor any permitted transferee or assignee of the Meritech Securities (by virtue of such transfer or assignment) shall be deemed a Holder or Major Investor with respect to the Meritech Securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144, (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned, or (iii) held by a Holder (together with its affiliates) if, as reflected on the Company’s list of stockholders, such Holder (together with its affiliates) holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), or the Company has completed its Initial Offering and all shares of Common Stock of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period.

(m) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(n) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed fifty thousand dollars ($50,000) of a single special counsel for the Holders (such special counsel to be selected by Holders of at least sixty percent (60%) of the Registrable Securities proposed to be sold in the applicable registration), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(o) “Restated Charter” shall have the meaning set forth in the Purchase Agreement.

(p) “SEC” or “Commission” means the Securities and Exchange Commission.

(q) “Secondary Stock Purchase Agreement” shall mean that certain Stock Purchase Agreement, of even date herewith, by and among Meritech Capital Partners IV L.P., Meritech Capital Affiliates IV L.P. and certain holders of Common Stock of the Company.

(r) “Securities Act” shall mean the Securities Act of 1933, as amended.

(s) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

(t) “Shares” shall mean the Company’s Prior Preferred Stock and Series G Stock held from time to time (including Series C Preferred Stock, Series D Preferred Stock and Series E Stock issued upon exercise of any warrants) by the Investors listed on Exhibit A hereto and their permitted assigns.

(u) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, including any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued or issuable upon conversion of debt or other convertible securities.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering, the Company will not require the transferee to be bound by the terms of this Agreement.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to the Holder’s immediate family member or trust for the benefit of an individual Holder or a Holder’s immediate family member, (E) a corporation or a fund transferring to an affiliate of the Holder, (F) Sequoia Capital or its related and affiliated funds (collectively “Sequoia”) transferring to a newly created Sequoia related venture fund, partnership or limited liability corporation or (G) IntelliNet transferring to its shareholders; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS

RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive at any time after the earlier of (i) four (4) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the Initial Offering, a written request from the Holders of more than thirty percent (30%) of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of at least forty percent (40%) of the Registrable Securities then outstanding and having an aggregate offering price, net of underwriting discounts and commissions, of not less than $10,000,000, then the Company shall promptly give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect the registration under the Securities Act (and any related qualification under blue sky laws or other compliance) of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) All Registration Expenses incurred in connection with registrations requested pursuant to this Section 2.2 shall be paid by the Company.

(d) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the four year anniversary of this Agreement or one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering;

(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for its Initial Offering within ninety (90) days;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period;

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3 Piggyback Registrations.

(a) The Company shall notify all Holders of Registrable Securities in writing as soon as reasonably practicable after the Company determines it will file any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. All Registration Expenses incurred in connection with registrations requested pursuant to this Section 2.3 shall be paid by the Company.

(b) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the Company and the underwriter determine in good faith that market conditions require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders, unless such inclusion is approved by the written consent of Holders of at least sixty percent (60%) of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive a written request from the Holder or Holders of Registrable Securities that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders, or

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than two and one-half million dollars ($2,500,000), or

(iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement;

(iv) if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 2.4 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period, or

(v) if the Company has already effected two (2) registrations on Form S-3 for the Holders in the previous twelve (12) months pursuant to this Section 2.4, or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, Section 2.3 or Section 2.4 herein shall be borne by the Company irrespective of any exclusion, limitation or cut-back made in accordance with Section 2.3(b). All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to sixty (60) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities and the listing of such Registrable Securities on the applicable exchange.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a general partner, limited partner, retired partner, member or retired member, of a Holder that is a partnership or limited liability company, (b) is a Holder’s immediate family member or trust for the benefit of an individual Holder or immediate family member, (c) to any other Holder, (d) acquires at least five hundred thousand (500,000) of the shares of Registrable Securities (as adjusted for stock splits and combinations) held by any Holder, (e) is an entity affiliated by common control (or other related entity) with such Holder or (f) if the transferor is IntelliNet, is a shareholder of IntelliNet; provided, however, (i) the transferor shall, within a reasonable time after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder (i) rights to demand the registration of their shares, or to include their shares in a registration statement that would reduce the number of shares includable by the Holders or (ii) any other registration rights on a parity with or senior to those granted to the Holders hereunder, other than the right to a Special Registration Statement.

2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act ((or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472); provided that:

(i) such agreement shall apply only to the Company’s Initial Offering;

(ii) all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements; and

(iii) in the event anyone is released from such agreement, all Holders will be released on a pro rata basis.

2.12 Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter in writing that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company in writing, each Holder shall provide, within ten (10) business days of such request, such information as may be reasonably required in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act (the “Requested Information”), provided that (i) such information requested of such Holder is readily available from its existing books and records and is not required to be created or constructed or is not otherwise burdensome to compile, (ii) such information does not involve confidential or proprietary information and (iii) providing such information will not breach any obligations to a third party or otherwise give rise to any obligations or liabilities or cause the loss of any rights or privileges. Notwithstanding clause (ii) above, if the Requested Information is required by the SEC, NASD or any other regulatory or governing party in connection with a public offering, subject to clause (i) and (iii) above, Holder shall furnish such information, provided such Requested Information is given confidential treatment by the requesting party. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such period specified in Section 2.11. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 2.2, 2.3 or 2.4 shall terminate upon the earlier of (i) the time following the Company’s Initial Offering at which all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period or (ii) the expiration of three (3) years after the closing of a Qualified IPO. If such Holder’s rights terminate pursuant to this Section 2.14, such Holders shares shall no longer be deemed “Registrable Securities.”

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred eighty (180) days thereafter (or such later date as the Board determines) and for so long as an Investor (either alone or together with its affiliates) shall own not less than one million two hundred thousand (1,200,000) shares of Registrable Securities (as adjusted for stock splits and combinations) (a “Major Investor”), the Company will furnish to and upon the request of such Major Investor, a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail (the “Annual Financial Statements’). Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Board (the “Audited Annual Financial Statements”). Notwithstanding the foregoing, in the event the Company is not able to provide the Audited Annual Financial Statements within one hundred twenty (120) days after the end of the fiscal year of the Company, the Company shall furnish each Major Investor, upon request of such Major Investor, unaudited Annual Financial Statements within one hundred twenty (120) days after the end of each fiscal year, it being understood that any such delivery to any Major Investor shall not relieve the Company of its obligation to furnish Annual Audited Financial Statements as soon as practicable thereafter.

(c) The Company will furnish each Major Investor, upon the request of such Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d) To the extent requested by a Major Investor, at least thirty (30) days prior to the beginning of each fiscal year (or prior to such later date as the Board determines), the Company will furnish each such Major Investor an annual budget and operating plans for such fiscal year, (and as soon as available, any subsequent written revisions thereto)

(e) To the extent requested by a Major Investor, copies of full reports of independent third-party valuation firms obtained by the Company for purposes of compliance with Section 409A of the Internal Revenue Code and summary capitalization tables for the Company.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed. As of the date of this Agreement, Motorola Mobility, Inc. (“Motorola”) is not deemed a competitor, provided, however, the Board of Directors, in good faith, shall determine if Motorola is a competitor after the date hereof.

3.3 Confidentiality of Records. Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor pursuant to Section 3.1 and 3.2 hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company; (v) as required by applicable law or (vi) to legal counsel, accountants or other similar advisors of such Holder as long as such legal counsel, accountant or similar advisor is advised of the confidentiality provisions of this Section 3.3; and provided, further, that any Investor may provide financial information to its partners or members as required by any partnership agreement or limited liability operating agreement.

3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares, all Common Stock issuable from time to time upon such conversion.

3.5 Proprietary Information and Inventions Agreement. The Company shall require each current and former officer, employee and consultant of the Company to execute and deliver a proprietary information and inventions agreement substantially in a form approved by the Company’s counsel or the Board.

3.6 Right of First Refusal.

(a) In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company’s outstanding capital stock pursuant to the Company’s Restated Certificate or Bylaws, by contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Major Investor, provided, however, that the Company may assign such rights to a third party if such assignment is approved by the Board, including one of the Preferred

Directors (as such term is defined in the Restated Certificate), and such assignment is not opposed by any of the Preferred Directors. In the event of such assignment to the Major Investors, each Major Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred pursuant to the terms and time limits that the Company would otherwise be subject to prior to the assignment, otherwise, the sale shall be pursuant to the terms set forth in Section 3.6(b) below. Each Major Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares proposed to be transferred by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Major Investor at the time of the proposed transfer and the denominator of which is the total number of Registrable Securities owned by all Major Investors at the time of such proposed transfer. If any Major Investor elected not to purchase its pro rata portion, those Major Investors participating in the purchase shall have the right to purchase their pro rata portion (relative to those Major Investors participating) of the capital stock remaining available as a result of a Major Investor not electing to purchase its pro rata share initially.

(b) (i) If a Major Investor proposes to transfer any Registrable Securities (the “Transfer”), then such Major Investor (the “Selling Investor”) shall promptly give written notice (the “Notice”) to each of the remaining non-selling Major Investors (the “Remaining Investors”) at least thirty (30) days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Registrable Securities to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. Each Remaining Investor shall then have the right, exercisable upon written notice to the Selling Investor (the “Investor Notice”) within fifteen (15) days after the receipt of the Notice, to purchase its pro rata share of such Registrable Securities, subject to the Notice and on the same terms and conditions as set forth therein. If a Remaining Investor elects not to purchase their pro rata share of such Registrable Securities, then such Remaining Investor shall notify the company in writing within such fifteen-day period and such Remaining Investor’s pro rata share shall be offered to those Remaining Investors who so exercised their rights (the “Participating Investors”). If a Participating Investor desires to purchase its pro rata share plus the pro rata share (relatively to those participating) of a Remaining Investor not participating in the purchase, such Participating Investor shall notify the Company within five (5) days following the 15-day period. A Participating Investor shall effect the purchase of any Registrable Securities, including payment of the purchase price, not more than fifteen (15) days after delivery of the Investor Notice, and at such time the Selling Investor shall deliver to the Participating Investors the certificate(s) representing the Registrable Securities to be purchased by the Participating Investors, each certificate to be properly endorsed for transfer. Each Participating Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares of Registrable Securities covered by the Notice and (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Participating Investor at the time of the Notice, and the denominator of which is the total number of Registrable Securities owned by all Major Investors at the time of Notice. After complying with the terms set forth herein, the Selling Investor shall have 30 days to consummate the transfer of the Registrable Securities.

(ii) Notwithstanding the provisions of subsection (i) above, the first refusal rights of the Major Investors set forth in this Section 3.6(b) shall not apply to (A) any Transfer without consideration to the Selling Investor’s ancestors, descendants or spouse or to trusts for the benefit of such persons or the Selling Investor, (B) any Transfer by a Selling Investor for estate planning purposes, (C) any Transfer by a Selling Investor to its subsidiary, parent, partner, limited partner, retired partner, member, retired member or shareholder of such Selling Investor, or (D) any Transfer by a Selling Investor to an affiliated fund or entity of such Selling Investor (whether existing as of the date hereof or newly created), which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member, or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company; provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (A), (B, (C) and (D), the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Investor hereunder, including without limitation, this Section 3.6(b). Notwithstanding the foregoing, any Registrable Securities transferred by a Selling Stockholder pursuant to this Section 3.6(b) shall remain subject to any right of first refusal in favor of the Company.

(iii) Notwithstanding the foregoing, the provisions of this Section 3.6 shall not apply to the sale of any Registrable Securities to the public pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act.

(iv) The rights of first refusal established of each Major Investor under this Section 3 may be assigned to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities), subject to the restrictions as any transfer of registration rights pursuant to Section 2.9.

3.7 Stock Vesting. Unless otherwise approved by the Board, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person’s services commencement date with the company, and (b) seventy-five percent (75%) of such stock shall vest monthly over the remaining three (3) years.

3.8 Foreign Corrupt Practices Act. The Company represents that it shall not, and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to, promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any foreign official, in each case, in violation of the Foreign Corrupt Practices Act (the “FCPA”), the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall, and shall cause each of its subsidiaries and affiliates to, cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall, and shall cause each of its subsidiaries and affiliates to, maintain accounting systems, in accordance with generally accepted accounting principles, such that accounting records can be periodically reviewed to determine compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law.

3.9 Specified Transactions. The Company shall not enter into any banking or nonbanking transaction with Green Dot Corporation or any of its subsidiaries (including Next Estate Communications Inc. and Bonneville Bancorp) without the prior written consent of Sequoia.

3.10 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Sections 3.3 and 3.7) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to an Initial Offering or (ii) upon an “Asset Transfer” or “Acquisition”, each as defined in the Restated Certificate.

SECTION 4. RIGHTS OF FIRST OFFER.

4.1 Subsequent Offerings. Subject to applicable securities laws, each Major Investor shall have a right of first offer to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor’s pro rata share is equal to the ratio of (a) the number of shares Preferred Stock of which such Investor is a holder immediately prior to the issuance of such Equity Securities (excluding any Preferred Stock issuable upon exercise of outstanding warrants) to (b) the total number of shares of Preferred Stock outstanding immediately prior to the issuance of the Equity Securities (excluding any Preferred Stock issuable upon exercise of outstanding warrants). The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. If a Major Investor elects not to purchase its pro rata share, then those Major Investors participating in the Equity Securities offering may purchase, pro rata (relative to the participating Major Investors), the remaining available Equity Securities not purchased by the other Major Investors. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Issuance of Equity Securities to Other Persons. The Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investor’s rights were not exercised, at a price Major and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

4.4 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to an Initial Offering or (ii) the effective date of the registration statement pertaining to an Initial Offering or (iii) upon an Asset Transfer or Acquisition. Notwithstanding Section 5.5 hereof, the rights of first refusal established by this Section 4 may be amended, or any provision waived with and only with the written consent of the Company and the Major Investors holding a majority of the Registrable Securities held by all Major Investors, or as permitted by Section 5.5.

4.5 Assignment of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 4 may be assigned to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities), subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

4.6 Excluded Securities. The rights of first offer established by this Section 4 shall have no application to any of the following Equity Securities:

(a) shares of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board, including one of the Preferred Directors, and not opposed by any of the Preferred Directors attending or participating in the Board meeting;

(b) stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of first refusal established by this Section 4 were complied with, waived, or were inapplicable pursuant to any provision of this Section 4.6 with respect to the initial sale or grant by the Company of such rights or agreements;

(c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition, strategic alliance or similar business combination approved by the Board, including one of the Preferred Directors, and not opposed by any of the Preferred Directors attending or participating in the Board meeting;

(d) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by the Company;

(e) any Equity Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by the Board, including one of the Preferred Directors, and not opposed by any of the Preferred Directors attending or participating in the Board meeting;

(f) any Equity Securities issued to third party service providers in exchange for or as partial consideration for services rendered to the Company;

(g) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that the issuance of shares therein has been approved by the Board, including one of the Preferred Directors, and not opposed by any of the Preferred Directors attending or participating in the Board meeting;

(h) any Equity Securities issued by the Company that were unanimously approved by the Board;

(i) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

(j) any Equity Securities issued by the Company pursuant to the terms of Section 2.3 of the Purchase Agreement.

SECTION 5. MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of Santa Clara, California.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement or the Purchase Agreement.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended, modified, or the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon the written consent of the Company and the holders of at least sixty percent (60%) of the then-outstanding Registrable Securities. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in an equal manner (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction).

(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the party to be notified; if not, then on the next business day, (c) seven (7) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto.

5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock, any purchaser of such shares shall become a party to this Agreement, if the Company so elects, by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.14 Termination. This Agreement shall terminate and be of no further force or effect upon the date three (3) years following the effective date of a Qualified IPO.

5.15 Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the holders of at least sixty percent (60%) of the Registrable Securities held by the Prior Investors outstanding as of the date of this Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement. The Investors and the Company acknowledge and agree that the Fifth Amended and Restated Investor Rights Agreement, dated September 9, 2009, as amended October 3, 2011, is terminated and has no further force or effect.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

RUCKUS WIRELESS, INC.

Signature:	/s/ Selina Y. Lo
Selina Lo

Title:	President and Chief Executive Officer

Address:	880 West Maude Avenue
Suite 101
Sunnyvale, CA. 94085

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS: SEQUOIA CAPITAL IX
SEQUOIA CAPITAL ENTREPRENEURS ANNEX FUND

By:	SC IX.I Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:	/s/ Douglas M. Leone
Managing Member

SEQUOIA CAPITAL X
SEQUOIA TECHNOLOGY PARTNERS X
SEQUOIA CAPITAL X PRINCIPALS FUND

By:	SC X Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:	/s/ Douglas M. Leone
Managing Member

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

SEQUOIA CAPITAL U.S. GROWTH FUND IV, L.P.

By:	SCGF IV Management, L.P.
A Cayman Islands exempted limited partnership
General Partner of Each

By:	SCGF GenPar, Ltd
A Cayman Islands limited liability company
Its General Partner

By:	/s/ Douglas M. Leone
Managing Member

SEQUOIA CAPITAL USGF PRINCIPALS FUND IV, L.P.

By:	SCGF IV Management, L.P.
A Cayman Islands exempted limited partnership
General Partner of Each

By:	SCGF GenPar, Ltd
A Cayman Islands limited liability company
Its General Partner

By:	/s/ Douglas M. Leone
Managing Member

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

FOCUS VENTURES III, L.P.
by Focus Venture Partners III, LLC
its general partner

By:	/s/ James H. Boettcher
James H. Boettcher
Managing Director

FV INVESTORS III, L.P.
by Focus Venture Partners III, LLC
its general partner

By:	/s/ James H. Boettcher
James H. Boettcher
Managing Director

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS: T-ONLINE VENTURE FUND GMBH & CO. KG

By:	/s/ Patrick Meisberger /s/ Oliver Fietz

Name:	Patrick Meisberger Oliver Fietz

Title:	Managing Director Fund Manager

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

DOMINIC ORR

BY: DOMINIC ORR

Signature:	/s/ Dominic Orr
Dominic Orr

Address:

SELINA LO

BY: SELINA LO

Signature:	/s/ Selina Y. Lo
Selina Lo

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS: ARDMORE VENTURES

BY: DOMINIC ORR

Signature:	/s/ Dominic Orr
Dominic Orr

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

GC&H INVESTMENTS, LLC

Signature:	/s/ Mark A. Royer

Print Name:	Mark A. Royer

Title:	Chief Financial Officer

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

PRAIA GRANDE VENTURES

By:	/s/ Dominic P. Orr
	Name:	Dominic P. Orr
Title:

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

MITSUI & CO. VENTURE PARTNERS II, L.P. MITSUI & CO. VENTURE PARTNERS III, LLC

By:	/s/ Kenichi Kimura
Kenichi Kimura
President & CEO
Mitsui & Co. Global Investment, Inc.
Manager of
Mitsui & Co. Venture Partners III, LLC

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

INVESTOR GROWTH CAPITAL LIMITED

By:	/s/ Liam Jones
	Name:	Liam Jones
	Title:	Director

By:	/s/ Robert de Heus
	Name:	Robert de Heus
	Title:	B-Director

Address:

INVESTOR GROUP L.P.

BY: IGVC LP, ITS GENERAL PARTNER
BY: INVESTOR GROUP GMBH, ITS GENERAL PARTNER

By:	/s/ Dr. A. Hünerwade
	Name:	Dr. A. Hünerwade
	Title:	Director

By:	/s/ Robert de Heus
	Name:	Robert de Heus
	Title:	Director

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

SUTTER HILL VENTURES, a California limited partnership

By:	/s/ Tench Coxe
	Name:	Tench Coxe
	Title:	Managing Director of the General Partner

Address:
DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By:
David L. Anderson
	Title:	Trustee

Address:

ANVEST, L.P.

By:
David L. Anderson
	Title:	General Partner

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By:	/s/ Robert Yin
Under Power of Attorney
G. Leonard Baker, Jr.
	Title:	Trustee

Address:
SAUNDERS HOLDINGS, L.P.

By:	/s/ Robert Yin
Under Power of Attorney
G. Leonard Baker, Jr.
	Title:	General Partner

Address:

WILLIAM H. YOUNGER, JR. TRUSTEE, THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By:	/s/ Robert Yin
Under Power of Attorney
William H. Younger, Jr.
	Title:	Trustee

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 1/20/95

By:	/s/ Tench Coxe
Tench Coxe
	Title:	Trustee

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

YOVEST, L.P.

By:	/s/ Robert Yin
Under Power of Attorney
William H. Younger, Jr.,
Title: Trustee of The Younger Living Trust U/A/D 1/20/95, General Partner

Address:

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

By:	/s/ Robert Yin
Under Power of Attorney
Gregory P. Sands
Title: Trustee

Address:

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN, AS TRUSTEES OF SHEEHAN 2003 TRUST

Signature:	/s/ Robert Yin
Under Power of Attorney

Print Name:	Robert Yin

Title:
(if applicable)

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

GREGORY P. SANDS AND SARAH J.D. SANDS, AS TRUSTEES OF THE GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT, DATED 2/24/99

Signature:	/s/ Robert Yin
Under Power of Attorney

Print Name:	Robert Yin

Title:
(if applicable)

Address:

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST, U/A/D 9/28/00

Signature:	/s/ Robert Yin
Under Power of Attorney

Print Name:	Robert Yin

Title:
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEE OF SPEISER TRUST AGREEMENT DATED 7/19/06

Signature:	/s/ Robert Yin
Under Power of Attorney

Print Name:	Robert Yin

Title:
(if applicable)

Address:

NESTEGG HOLDINGS, LP

Signature:	/s/ Robert Yin
Under Power of Attorney

Print Name:	Robert Yin

Title:
(if applicable)

Address:

ROSETIME PARTNERS L.P.

Signature:	/s/ Robert Yin
Under Power of Attorney

Print Name:	Robert Yin

Title:
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

RONALD DANIEL BERNAL AND PAMELA MAYER BERNAL AS TRUSTEES OF THE BERNAL FAMILY TRUST U/D/T 11/3/1995

By:	/s/ Robert Yin
Under Power of Attorney
Ronald D. Bernal
	Title:	Trustee

Address:

DAVID E. SWEET AND ROBING T. SWEET AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST DATED 7/6/04

By:	/s/ Robert Yin
Under Power of Attorney
David E. Sweet
	Title:	Trustee

Address:

PATRICK ANDREW CHEN AND YU-YING CHIU CHEN AS TRUSTEES OF PATRICK AND YING CHEN 2001 LIVING TRUST DATED 3/17/01

By:	/s/ Robert Yin
Under Power of Attorney
Patrick A. Chen
	Title:	Trustee

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
SHERRYL W. CASELLA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
RONALD D. BERNAL

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
DAVID E. SWEET (ROLLOVER)

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
LYNNE B. GRAW (ROLLOVER)

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
DIANE J. NAAR

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
PATRICIA TOM (POST)

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
WILLIAM H. YOUNGER, JR.

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
TENCH COXE

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
DAVID E. SWEET

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
GREGORY P. SANDS ROTH IRA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
JAMES N. WHITE ROTH IRA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO SHV P/S FBO LAUREN YOUNGER

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President
(if applicable)

Address:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNN B. GRAW

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNNE M. BROWN (ROLLOVER)

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President
(if applicable)

Address:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN (ROLLOVER)

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

GIDEON MARKS

Signature:	/s/ Gideon Marks

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

FIRELAKE STRATEGIC TECHNOLOGY FUND, L.P.

By Firelake Capital Partners, LLC

Its General Partner

By:	/s/Fred Kittler
	Print Name:	Fred Kittler
	Title:	Managing Director

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

MCQILLAN FAMILY L.L.C.

By:	/s/ Kevin J. McQuillan
	Name:	Kevin J. McQuillan
Title:

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

TELUS CORPORATION

Signature:	/s/ Robert Gardner

Print Name:	Robert Gardner

Title:	Senior Vice-President and Treasurer
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

THE ANTHONY AND SUZANNE NARDUCCI LIVING TRUST DTD 1997

Signature:	/s/ Anthony Narducci
Anthony Narducci, Trustee

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

MERITECH CAPITAL PARTNERS IV L.P.

By:	Meritech Capital Associates IV L.L.C.,
its General Partner

By:	/s/ Michael B. Gordon
Michael B. Gordon, a Managing Member

Address:

MERITECH CAPITAL AFFILIATES IV L.P.

By:	Meritech Capital Associates IV L.L.C.,
its General Partner

By:	/s/ Michael B. Gordon
Michael B. Gordon, a Managing Member

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

BARTON BURSTEIN & LESLIE WHITE TRUST UA DATED 11/24/99

Signature:	/s/ Bart Burstein

Print Name:	Bart Burstein

Title:
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

JOHN EMERY

Signature:	/s/ John Emery

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

KITTLER LIVING TRUST, FRED KITTLER, TRUSTEE

Signature:	/s/ Fred Kittler

Print Name:	Fred Kittler

Title:	Trustee, Kittler Living Trust
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

MOTOROLA MOBILITY, INC.

Signature:	/s/ John Bucher

Print Name:	John Bucher

Title:	Corporate Vice President, Chief Strategy
(if applicable) Officer

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

FOR AND ON BEHALF OF FOSTER HOLDINGS LIMITED

SIX RIVERS GROUP LIMITED

Signature:	(illegible)

Print Name:	Foster Holdings Limited

Title:	Corporate Director
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

ANJAN GHOSAL

Signature:	/s/ Anjan Ghosal

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

REENA GHOSAL

Signature:	/s/ Reena Ghosal

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

MILEY LAZURUS MIERS III

Signature:	/s/ Miley Lazurus Miers III

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

ARUN HANDA

Signature:	/s/ Arun Handa

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

DANIEL C. WONAK

Signature:	/s/ Daniel C. Wonak

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

JOYJEET PAKRASI

Signature:	/s/ Joyjeet Pakrasi

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

WILLIAM J. SKEENS

Signature:	/s/ William J. Skeens

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

B.R. SMEDLEY TRUST DATED 9/9/91

Signature:	/s/ B.R. Smedley

Print Name:	B.R. Smedley

Title:
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

MILLER FAMILY TRUST DATED 9/5/99 – RICHARD AND JOANNE H. MILLER, TRUSTEES

Signature:	/s/ JoAnne H. Miller

/s/ Richard N. Miller

Print Name:	JoAnne H. Miller/
Richard N. Miller

Title:	Trustee
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

BOWEN ADVISORS, INC.

Signature:	/s/ Paul I. Bowen

Print Name:	Paul I. Bowen

Title:	President
(if applicable)

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof

INVESTORS:

SINGTEL INNOV8 PTE LTD

Signature:	/s/ Yvonne Kwek
Print Name:	Yvonne Kwek
Title:	Director

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof

INVESTORS:

ROOSTER PARTNERS, LP

By:	/s/ Robert Yin
Under Power of Attorney
Tench Coxe, Trustee of The Coxe Revocable Trust U/A/D 4/23/98, General Partner

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof

INVESTORS:

TALLACK PARTNERS, L.P.

By:	/s/ Robert Yin
Under Power of Attorney
James C. Gaither, General Partner

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof

INVESTORS:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
JEFFREY W. BIRD

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
JEFFREY W. BIRD ROTH IRA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO
ANDREW T. SHEEHAN

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO MICHAEL L. SPEISER

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof

WELLS FARGO BANK, N.A. FBO DIANE J. NAAR ROTH IRA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO YU-YING CHEN ROTH IRA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK N.A. FBO SHV PROFIT SHARING PLAN FBO GREGORY P. SANDS

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof

WELLS FARGO BANK, N.A. FBO PATRICIA TOM IRA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

WELLS FARGO BANK, N.A. FBO DAVID L. ANDERSON ROTH IRA

By:	/s/ Thomas M. Thurston
Name:	Thomas M. Thurston
Title:	Vice President

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

MIC INNOVATION III LIMITED LIABILITY FUND

By: Mobile Internet Capital, Inc., its General Partner

Signature:	/s/ Mikihide Katsumata
Print Name:	Mikihide Katsumata
Title:	President & CEO

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

THOMAS BLAIS

Signature:	/s/ Thomas Blais

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

ROGERS VENTURE PARTNERS LLC

By:	/s/ Michael Lee

Name:	Michael Lee

Title:	Managing Partner

By:	/s/ Melinda Rogers

Name:	Melinda Rogers

Title:	Managing Partner

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

DAVID MACHON STIFF

Signature:	/s/ David Machon Stiff

Address:

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

EXHIBIT A

SCHEDULE OF INVESTORS

Andrew T. Sheehan and Nicole J. Sheehan, as Trustees of Sheehan 2003 Trust
c/o Sutter Hill Ventures

Anvest, L.P.
c/o Sutter Hill Ventures

Ardmore Ventures
Dominic Orr

Paulraj Arogyaswami

B.R. Smedley Trust dated 9/9/91
Attn: Bernard R. Smedley

Barton Burstein & Leslie White Trust UA dated 11/24/99

Aaron J. Bean

Thomas Blais

Bowen Advisors, Inc.
Attn: Paul Bowen

C&F Investment Partners
Barry Carr

CLEF, LP
Howard Fischer Associates

Daniel J. & Charmaine A. Warmenhover, TTEES to the Warmenhoven 1987 Rev. Tr. U/T/D 12-16-87, as Amen
Howard M. Fisher

David E. Sweet and Robin T. Sweet, as Trustees of the David and Robin Sweet Living Trust, dated 7/6/04
c/o Sutter Hill Ventures

David L. Anderson, Trustee of the Anderson Living Trust U/A/D 1/22/98
c/o Sutter Hill Ventures

David Machon Stiff

FV Investors III, L.P.

Firelake Strategic Technology Fund, L.P.

Focus Ventures III, L.P.

G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of the Baker Revocable Trust U/A/D 2/3/03
c/o Sutter Hill Ventures

GC Partners LP
c/o Sutter Hill Ventures

GC&H Investments, LLC
Attn: James Kindler

Anjan Ghosal

Reena Ghosal

Gideon and Batya Marks

Gold Hill Venture Lending 03, L.P.

Alexandre Gonthier

Gregory P. Sands, Trustee of Gregory P. Sands Charitable Remainder Unitrust
Gregory P. Sands

Arun Handa

Hideaki Harada

William Tat Ho

Shigeki Hosoi

Investor Group L.P.
Liam Jones

Investor Growth Capital Limited
Liam Jones

James C. Gaither, Trustee of The Gaither Revocable Trust, U/A/D 9/28/00
c/o Sutter Hill Ventures

Andrew Kessler

Kittler Living Trust, Fred Kittler, Trustee

Gary Lam

SCHEDULE OF INVESTORS

Nicholas J. Lippis III

Ingrid Liu

Selina Y. Lo

Gideon Marks

Karyn Mashima

McQuillan Family L.L.C.

Meritech Capital Partners IV L.P.

MIC Innovation III Limited Liability Fund

Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement Dated 7/19/06
c/o Sutter Hill Ventures

Miller Family Trust dated 9/5/99 – Richard and JoAnne H. Miller Trustees

Miley Lazurus Miers III

Mitsui & Co. Venture Partners II, L.P.

Mitsui & Co. Venture Partners III, LLC
Attn: Stephen Gitto

Motorola Mobility, Inc.
Attn: John Bucher

NestEgg Holdings, LP
Attn: Diane J. Naar

Network Value Components Ltd.
Susumu Watanabe

Newton Management LLC
John Milburn

Dominic P. Orr

Ruth Orr

Joyjeet Pakrasi

SCHEDULE OF INVESTORS

Patrick Andrew & Yu-Ying Chiu Chen as TTEEs of the Patrick & Ying Chen 2001 Living Trust Dt 3/17/01
c/o Sutter Hill Ventures

Praia Grande Ventures
Dominic Orr

Geoffrey Ralston

Rogers Venture Partners

Ronald Daniel Bernal & Pamela Mayer Bernal as Trustees of The Bernal Family Trust U/D/T 11/3/95
c/o Sutter Hill Ventures

Rooster Partners, L.P.
c/o Sutter Hill Ventures

RoseTime Partners L.P.
Diane Naar
Sutter Hill Ventures

SVB Capital Partners II, L.P.

Saunders Holdings, L.P.
c/o Sutter Hill Ventures

Sequoia Capital Entrepreneurs Annex Fund

Sequoia Capital IX
Mark Stevens

Sequoia Capital U.S. Growth Fund IV, L.P.
Mark Stevens

Sequoia Capital USGF Principals Fund IV, L.P.
Mark Stevens

Sequoia Capital X
Mark Stevens

Sequoia Capital X Principals Fund
Mark Stevens

Sequoia Technology Partners X
Mark Stevens

SCHEDULE OF INVESTORS

SingTel Inov8 Pte Ltd.
Attn: Yvonne Kwek

Six Rivers Group Limited
Ms. Wan Yuen Ho

William J. Skeens

Takahide Sugimoto

Tamaki Sugimoto

Yuki Sugimoto

Sutter Hill Ventures, A California Limited Partnership
Attn: Lu Kivett

T-Online Venture Fund GmbH & Co KG
Attn: Bernhard Gold

TELUS Corporation

Tallack Partners, L.P.
Attn: James C. Gaither
c/o Sutter Hill Ventures

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/A/D 4/23/98
c/o Sutter Hill Ventures

Fumitaka Tezuka

Tharp Family Trust

The Anthony and Suzanne Narducci Living Trust Dtd 1997
Anthony Narducci

The Ralston Family Trust U/A/D 01/16/98
Geoffrey Ralston

The Sydney Lillian Anderson 2010 Irrevocable Trust
Attn: Diane J. Naar
c/o Sutter Hill Ventures

TriplePoint Ventures, LLC
Attn: Kevin W. Thorne

Wells Fargo Bank N.A. FBO Gregory P. Sands Roth IRA
Wells Fargo Trust Operations – CHOPS

SCHEDULE OF INVESTORS

Wells Fargo Bank N.A. FBO James N. White Roth IRA
Wells Fargo Trust Operations – CHOPS

Wells Fargo Bank, N.A. FBO SHV P/S FBO LAUREN YOUNGER
Jerome Thompson

Wells Fargo Bank, N.A. FBO SHV P/S FBO YOUNGER, W.H., JR.
Jerome Thompson

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet
Jerome Thompson

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynn B. Graw
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw (Rollover)
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown (Rollover)
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Pre)
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Ronald D Bernal
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Casella
Tom Thurston

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe
Tom Thurston

SCHEDULE OF INVESTORS

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen (Rollover)
Tom Thurston

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Jeffrey W. Bird
Tom Thurston

Wells Fargo Bank, N.A. FBO Jeffrey W. Bird Roth IRA
Tom Thurston

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Andrew T. Sheehan
Tom Thurston

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Michael L. Speiser
Tom Thurston

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO William H. Younger, Jr.
Tom Thurston

William H. Younger, Jr., Trustee, The William H. Younger, Jr. Revocable Trust U/A/D 8/5/2009
Attn: Lu Kivett
c/o Sutter Hill Ventures

Daniel W. Wonak

Yovest, L.P.
William H. Younger, Jr.
c/o Sutter Hill Ventures

SCHEDULE OF INVESTORS